FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-00248
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ADAMS DIVERSIFIED EQUITY FUND, INC.
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(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202
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(Address of principal executive offices)

Lawrence L. Hooper, Jr.
Adams Diversified Equity Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202
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(Name and address of agent for service)

Registrant's telephone number, including area code: (410) 752-5900
Date of fiscal year end: December 31
Date of reporting period: March 31, 2017

Item 1. Schedule of Investments.

SCHEDULE OF INVESTMENTS

March 31, 2017 (unaudited)

	Shares	Value (A)
Common Stocks — 99.1%
Consumer Discretionary — 12.5%
Amazon.com, Inc. (B)	44,100	$39,096,414
Comcast Corp. (Class A)	1,009,000	37,928,310
Dollar General Corp.	149,637	10,434,188
Home Depot, Inc.	177,400	26,047,642
Lowe's Companies, Inc.	298,400	24,531,464
Magna International Inc.	252,000	10,876,320
Priceline Group Inc. (B)	10,300	18,333,691
Starbucks Corp.	251,300	14,673,407
Walt Disney Co.	184,800	20,954,472

		202,875,908

Consumer Staples — 8.8%
Coca-Cola Co.	186,000	7,893,840
Consumer Staples Select Sector SPDR Fund (F)	42,515	2,320,469
CVS Health Corp.	247,400	19,420,900
PepsiCo, Inc.	230,400	25,772,544
Philip Morris International Inc.	323,300	36,500,570
Post Holdings, Inc. (B)	112,500	9,846,000
Procter & Gamble Co.	131,850	11,846,723
Spectrum Brands Holdings, Inc.	58,700	8,159,887
Walmart Stores, Inc.	292,400	21,076,192

		142,837,125

Energy — 7.2%
Adams Natural Resources Fund, Inc. (C)	2,186,774	42,467,151
Anadarko Petroleum Corp.	190,600	11,817,200
Concho Resources Inc. (B)	72,900	9,355,986
Exxon Mobil Corp.	358,300	29,384,183
Halliburton Co.	354,400	17,440,024
Marathon Petroleum Corp. (F)	125,200	6,327,608

		116,792,152

Financials — 15.0%
American Express Co.	302,400	23,922,864
American International Group, Inc.	386,600	24,135,438
Bank of America Corp.	1,371,600	32,356,044
BlackRock, Inc.	41,400	15,877,314
Chubb Ltd.	135,600	18,475,500
Goldman Sachs Group, Inc.	56,200	12,910,264
Intercontinental Exchange, Inc.	379,900	22,744,613
JPMorgan Chase & Co.	178,200	15,653,088
Prudential Financial, Inc.	129,400	13,804,392
SunTrust Banks, Inc.	378,100	20,908,930
Wells Fargo & Co.	761,300	42,373,958

		243,162,405

SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2017 (unaudited)

	Shares	Value (A)
Health Care — 13.1%
AbbVie, Inc.	380,000	$24,760,800
Aetna Inc.	183,900	23,456,445
Allergan plc	107,096	25,587,376
Amgen Inc.	127,000	20,836,890
Biogen Inc. (B)	47,000	12,850,740
Health Care Select Sector SPDR Fund (F)	233,400	17,355,624
Johnson & Johnson	64,000	7,971,200
Merck & Co., Inc.	351,500	22,334,310
Pfizer Inc.	702,940	24,047,577
Thermo Fisher Scientific Inc.	145,400	22,333,440
Waters Corp.	62,200	9,722,482

		211,256,884

Industrials — 9.8%
Boeing Co.	180,300	31,887,858
Cummins Inc.	107,700	16,284,240
Delta Air Lines, Inc.	282,200	12,969,912
Fortive Corp.	279,700	16,843,534
General Electric Co.	510,600	15,215,880
Honeywell International Inc.	159,500	19,916,765
Parker-Hannifin Corp.	103,400	16,577,088
Union Pacific Corp.	278,000	29,445,760

		159,141,037

Information Technology — 22.9%
Adobe Systems Inc.	176,000	22,902,880
Alphabet Inc. (Class A) (B)	35,500	30,096,900
Alphabet Inc. (Class C) (B)	29,597	24,552,487
Apple Inc.	480,500	69,028,630
Broadcom Ltd.	88,800	19,443,648
Cisco Systems, Inc.	271,900	9,190,220
Computer Sciences Corp.	143,000	9,868,430
Facebook, Inc. (Class A) (B)	303,300	43,083,765
Lam Research Corp.	127,600	16,378,736
MasterCard, Inc. (Class A)	187,000	21,031,890
Microsoft Corp.	836,800	55,111,648
Oracle Corp.	122,200	5,451,342
salesforce.com, inc. (B)	200,200	16,514,498
Visa Inc. (Class A)	322,000	28,616,140

		371,271,214

Materials — 2.1%
Dow Chemical Co. (F)	277,200	17,613,288
LyondellBasell Industries N.V. (Class A)	186,000	16,961,340

		34,574,628

Real Estate — 3.0%
American Tower Corp.	105,000	12,761,700
AvalonBay Communities, Inc.	53,800	9,877,680
Prologis, Inc.	241,300	12,518,644
Simon Property Group, Inc. (F)	77,000	13,246,310

		48,404,334

Telecommunication Services — 1.8%
SBA Communications Corp. (Class A) (B)	77,600	9,340,712
Verizon Communications Inc.	389,000	18,963,750

		28,304,462

SCHEDULE OF INVESTMENTS (CONTINUED)

March 31, 2017 (unaudited)

	Shares	Value (A)
Utilities — 2.9%
CenterPoint Energy, Inc.	401,000	$11,055,570
Edison International	130,300	10,373,183
NextEra Energy, Inc.	111,800	14,351,766
Pinnacle West Capital Corp.	140,500	11,714,890

		47,495,409

Total Common Stocks
(Cost $1,134,903,291)		1,606,115,558

Other Investments — 0.1%
Financials — 0.1%
Adams Funds Advisers, LLC (B) (D) (Cost $150,000)		1,469,000

Short-Term Investments — 0.8%
Money Market Funds — 0.8%
Fidelity Institutional Money Market – Money Market Portfolio (Institutional Class), 0.99% (E)	5,000,000	5,000,000
Northern Institutional Treasury Portfolio, 0.64% (E)	7,147,713	7,147,713

Total Short-Term Investments
(Cost $12,147,713)		12,147,713

Securities Lending Collateral — 0.2%
(Cost $3,684,775)
Money Market Funds — 0.2%
Northern Institutional Funds Liquid Assets Portfolio, 0.73% (E)		3,684,775

Total Investments — 100.2% of Net Assets
(Cost $1,150,885,779)		$1,623,417,046

Total Return Swap Agreements — (0.0)%	Type of Contract	Counterparty	Termination Date	Notional Amount	Unrealized Appreciation (Assets)	Unrealized Depreciation (Liabilities)
Receive positive total return (pay negative total return) on 96,000 shares of Berkshire Hathaway Inc. Class B common stock and pay financing amount based on Notional Amount and daily U.S. Federal Funds rate plus 0.55%.	Long	Morgan Stanley	3/7/2018	$15,735,946	$234,230	$—
Receive negative total return (pay positive total return) on 664,400 shares of Financial Select Sector SPDR Fund and receive financing amount based on Notional Amount and daily U.S. Federal Funds rate less 0.51%.	Short	Morgan Stanley	3/7/2018	(15,712,994)	—	(106,370)

Gross unrealized gain (loss) on open total return swap agreements					$234,230	$(106,370)

Net unrealized gain on open total return swap agreements					$127,860

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Notes:

(A)	Common stocks are listed on the New York Stock Exchange or the NASDAQ and are valued at the last reported sale price on the day of valuation.
(B)	Presently non-dividend paying.
(C)	Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(D)	Controlled affiliate valued using fair value procedures.
(E)	Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.
(F)	All or a portion of shares held are on loan.

See accompanying notes.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

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Adams Diversified Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("1940 Act") as a diversified investment company. The Fund is an internally-managed closed-end fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES

Affiliates - The 1940 Act defines "affiliated companies" as those companies in which the Fund owns 5% or more of the outstanding voting securities. Additionally, those companies in which the Fund owns more than 25% of the outstanding voting securities are considered to be "controlled" by the Fund. The Fund and its affiliates, Adams Natural Resources Fund, Inc. ("PEO") and Adams Funds Advisers, LLC ("AFA") have a shared management team.

PEO - The Fund owns 2,186,774 shares of PEO, a non-diversified, closed-end investment company, representing 8% of its outstanding shares. The Fund accounts for PEO as a portfolio investment that meets the definition of a non-controlled affiliate. During 2017, the Fund received dividends and long-term capital distributions of $131,206 and $87,471, respectively, from its investment in PEO and recognized a change in unrealized appreciation on its investment in PEO of $(1,640,081). Directors of the Fund are also directors of PEO.

AFA - In April, 2015, Fund shareholders authorized the Fund to provide investment advisory services to external parties, and the Securities and Exchange Commission granted no action relief under section 12(d)(3) of the 1940 Act to allow the Fund to create a separate, wholly-owned entity for this purpose. The Fund provided the initial capital for the start-up costs of AFA, a Maryland limited liability company, and the Fund is the sole member and General Manager, as provided by the Operating Agreement between AFA and the Fund. This structure mitigates the risk of potential liabilities for the Fund associated with any claims that may arise from AFA during the ordinary course of conducting its business. Given that AFA is an operating company that provides no services to the Fund, the Fund accounts for AFA as a portfolio investment that meets the definition of a controlled affiliate.

In October 2015, AFA began providing advisory services to an external party. AFA earns advisory fee revenue based on assets under management. AFA's profit can fluctuate due to the level of assets under management, as driven by the number of client relationships, level of client investment activity, and client investment performance, and will impact the Fund's valuation of its investment in AFA. As of March 31, 2017, AFA had assets under management of $139 million invested entirely from one client; failure to maintain this existing relationship or to develop new relationships could impact AFA's ability to generate revenue. To the extent that AFA's operating costs exceed its revenue earned, the Fund may be required to provide additional capital to AFA. For tax purposes, AFA's revenues and expenses are consolidated with those of the Fund and, as such, the advisory fee revenue generated by AFA is monitored closely to ensure that it does not exceed an amount that would jeopardize the Fund's status as a regulated investment company. During 2017, the Fund recognized a change in unrealized appreciation on its investment in AFA of $1,236,000.

Investment Transactions - The Fund's investment decisions are made by the portfolio management team with recommendations from the research staff. Policies and procedures are in place covering the allocation of investment opportunities among the Fund and its affiliates to protect the Fund from potential conflicts of interests. Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification.

Valuation - The Fund's financial instruments are reported at fair value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee ("Committee") to ensure that financial instruments are appropriately priced at fair value in accordance with accounting principles generally accepted in the United States ("GAAP") and the 1940 Act. Subject to oversight by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.

GAAP establishes the following fair value hierarchy that categorizes inputs used to measure fair value:
  Level 1 -- fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;
  Level 2 -- fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;
  Level 3 -- fair value is determined using the Fund's own assumptions, developed based on the best information available in the circumstances.

Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.

Short-term investments (excluding money market funds) are valued at amortized cost, which approximates fair value. Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.

The Fund's investment in its controlled affiliate, AFA, is valued by methods deemed reasonable in good faith by the Committee. The Committee uses market-based valuation multiples, including price-to-earnings and price-to-book value, and discounted free cash flow analysis, or a combination thereof, to estimate fair value. The Committee also considers discounts for illiquid investments, such as AFA. Fair value determinations are reviewed on a regular basis and updated as needed. Due to the inherent uncertainty of the value of Level 3 assets, estimated fair value may differ significantly from the value that would have been used had an active market existed. Given the absence of market quotations or observable inputs, the Fund's investment in AFA is categorized as Level 3 in the hierarchy.

At March 31, 2017, the Fund's financial instruments were classified as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$1,606,115,558	$--	$--	$1,606,115,558
Other investments	--	--	1,469,000	1,469,000
Short-term investments	12,147,713	--	--	12,147,713
Securities lending collateral	3,684,775	--	--	3,684,775
Total investments	$1,621,948,046	$--	$1,469,000	$1,623,417,046

Total return swap agreements*	$--	$127,860	$--	$127,860

*Unrealized appreciation (depreciation)

The following is a reconciliation of the change in the value of Level 3 investments:

Balance as of December 31, 2016	$233,000
Purchases	--
Change in unrealized appreciation of investments	1,236,000
Balance as of March 31, 2017	$1,469,000

There were no transfers between levels during the three months ended March 31, 2017.

2. FEDERAL INCOME TAXES

As of March 31, 2017, the identified cost of securities for federal income tax purposes was $1,150,864,616 and net unrealized appreciation aggregated $472,552,430, consisting of gross unrealized appreciation of $483,013,107 and gross unrealized depreciation of $10,460,677.

3. INVESTMENT TRANSACTIONS

Purchases and sales of portfolio investments, other than short-term investments and derivative transactions, during the period ended March 31, 2017 were $238,754,058 and $220,740,828, respectively.

4. DERIVATIVES

During the period ended March 31, 2017, the Fund invested in derivative instruments. The Fund may use derivatives for a variety of purposes, including, but not limited to, the ability to obtain leverage, to gain or limit exposure to particular market sectors or securities, to provide additional income, and/or to limit equity price risk in the normal course of pursuing its investment objectives. The financial derivative instruments outstanding as of period-end are indicative of the volume of financial derivative activity for the period.

Total Return Swap Agreements - The Fund may use total return swap agreements to manage exposure to certain risks and/or enhance performance. Total return swap agreements are bilateral contracts between the Fund and a counterparty in which the Fund, in the case of a long contract, agrees to receive the positive total return (and pay the negative total return) of an underlying equity security and to pay a financing amount, based on a notional amount and a referenced interest rate, over the term of the contract. In the case of a short contract, the Fund agrees to pay the positive total return (and receive the negative total return) of the underlying equity security and to receive or pay a financing rate, based on a notional amount and a referenced interest rate, over the term of the contract. The fair value of each total return swap agreement is determined daily with the change in the fair value recorded as an unrealized gain or loss. Upon termination of a swap agreement, the Fund recognizes a realized gain (loss) on total return swap agreements equal to the net receivable (payable) amount under the terms of the agreement.

Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the underlying equity security. To mitigate the Fund's counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the contract prior to termination date and to net amounts due across multiple contracts upon settlement, providing for a single net settlement with a counterparty. The Fund's policy is to net all derivative instruments subject to a netting agreement. The fair value of each outstanding total return swap contract is presented on the Schedule of Investments.

A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the contract. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. As of March 31, 2017, there were no securities pledged by the Fund and no cash collateral was held by the Fund.

5. PORTFOLIO SECURITIES LOANED

The Fund makes loans of securities to approved brokers to earn additional income. It receives as collateral cash deposits valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. Cash deposits are placed in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At March 31, 2017, the Fund had securities on loan of $3,572,948 and held cash collateral of $3,684,775. The Fund is indemnified by the Custodian, serving as lending agent, for loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

Item 2. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

The certifications of the principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto as Form N-Q Certifications.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act
of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Diversified Equity Fund, Inc.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer and President
(Principal Executive Officer)

Date:	April 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act
of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer and President
(Principal Executive Officer)

Date:	April 28, 2017

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President, Chief Financial Officer and Treasurer
(Principal Financial Officer)

Date:	April 28, 2017